SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 29, 2001

Commission file number: 1-14267

REPUBLIC SERVICES, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State of Incorporation)	65-0716904 (I.R.S. Employer Identification No.)

REPUBLIC SERVICES, INC. 110 S.E. 6TH STREET, 28TH FLOOR FORT LAUDERDALE, FLORIDA (Address of Principal Executive Offices)	33301 (Zip Code)

Registrant’s telephone number, including area code: (954) 769-2400

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (C)  Exhibits (furnished pursuant to Item 9)

Exhibit No.	Description

99.1	Press Release of the Company dated October 29, 2001 to announce operating results for the three and nine months ended September 30, 2001.

99.2	Press Release of the Company dated October 29, 2001 to announce the Company’s common stock repurchase program.

ITEM 9.  REGULATION FD DISCLOSURE

     The Exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.

     On October 29, 2001, Republic Services, Inc. issued a press release to announce operating results for the three and nine months ended September 30, 2001, a copy of which is included herein by reference and attached hereto as Exhibit 99.1.

     On October 29, 2001, Republic Services, Inc. issued a press release to announce that its Board of Directors had approved an additional common stock repurchase program, a copy of which is included herein by reference and attached hereto as Exhibit 99.2.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 29, 2001	REPUBLIC SERVICES, INC.

By: /s/ Tod C. Holmes Tod C. Holmes Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By: /s/ Charles F. Serianni Charles F. Serianni Chief Accounting Officer (Principal Accounting Officer)

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